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Annual Report
October 31, 2002

Merrill Lynch
Large Cap
Core Fund
Of Merrill Lynch Large Cap Series Funds, Inc.

www.mlim.ml.com

                        MERRILL LYNCH LARGE CAP CORE FUND

Portfolio Information
As of October 31, 2002

                                                                      Percent of
Ten Largest Equity Holdings                                           Net Assets
--------------------------------------------------------------------------------
Bank of America Corporation ..........................................    2.5%
The Procter & Gamble Company .........................................    2.3
General Electric Company .............................................    2.1
Microsoft Corporation ................................................    1.9
Exxon Mobil Corporation ..............................................    1.9
Dell Computer Corporation ............................................    1.8
Washington Mutual, Inc. ..............................................    1.6
U.S. Bancorp .........................................................    1.5
Pfizer Inc. ..........................................................    1.4
Citigroup Inc. .......................................................    1.3
--------------------------------------------------------------------------------

                                                                      Percent of
Five Largest Industries                                               Net Assets
--------------------------------------------------------------------------------
Banks ................................................................   15.1%
Health Care Providers & Services .....................................   11.3
Household Durables ...................................................    6.8
Software .............................................................    5.1
Specialty Retail .....................................................    4.7
--------------------------------------------------------------------------------

                             Merrill Lynch Large Cap Core Fund, October 31, 2002

DEAR SHAREHOLDER

Merrill Lynch Large Cap Core Fund invests primarily in a diversified portfolio of equity securities of large cap companies that Fund management selects from among the securities found in the Russell 1000(R) Index. Our investment process attempts to add value through both security selection and portfolio construction. Security selection involves the use of quantitative selection criteria including earnings momentum, earnings surprise and valuation. These criteria are input into a proprietary quantitative model and are subject to selective fundamental overrides. Portfolio construction consists of an optimization process with risk management controlling style, capitalization, sector and individual security selection.

Fiscal Year in Review

For the six months ended October 31, 2002, the Fund's Class A, Class B, Class C and Class D Shares had total returns of -17.07%, -17.48%, -17.48% and -17.17%, respectively. (Fund results shown do not reflect sales charges, and would be lower if sales charges were included. Complete performance information can be found on pages 4 - 6 of this report to shareholders.) The Fund's six-month performance results were essentially flat to the -17.39% total return of the benchmark unmanaged Russell 1000 Index.

For the 12-month period ended October 31, 2002, the Fund's Class A, Class B, Class C and Class D Shares had total returns of -8.68%, -9.63%, -9.63% and -8.94%, respectively, which compare quite favorably to the -14.60% return of the Russell 1000 Index. The major drivers of performance for the past year were stock selection in consumer discretionary and industrials, the Portfolio's underweight in telecommunication services and stock selection and an overweight in consumer staples. Our underweighted position in materials also had a negative impact on performance. Generating absolute performance in the market environment of the past year has been very difficult. As such, we have done our best to gain relative performance compared to our benchmark and competitive peer groups.

During the last six months of the fiscal year ended October 31, 2002, stock selection (particularly in information technology and industrials) contributed more to Fund performance than sector allocation. Performance was hampered by stock selection in health care and our overweighted position in consumer discretionary. The largest single positive contributors to performance were Coca-Cola Enterprises Inc., UnitedHealth Group Incorporated, WellPoint Health Networks Inc., H&R Block, Inc., Dell Computer Corporation and Intuit Inc. The largest detractors to performance included CIGNA Corporation, NVIDIA Corporation, Dillard's, Inc., Best Buy Co., Inc. and Quest Diagnostics Incorporated. Relative to the benchmark, we increased our selection in financials and materials, and reduced our selection in information technology, industrials and consumer staples. Our largest purchases included Dell Computer, Dillard's, Tenet Healthcare Corporation and The Ryland Group, Inc., and our largest sales included First Data Corporation, Texas Instruments Incorporated and The TJX Companies, Inc. We also significantly reduced our position in Philip Morris Companies Inc.

Economic Environment

Looking back at the markets during the past six months from a technical perspective, the July low in stocks had the classic hallmarks of a major market bottom. Pessimism was at an extreme, record mutual fund redemptions reeked of capitulation and corporate insiders had resumed buying. We believe that absolute valuations remain the greatest obstacle to a sustained new increase in equity prices. However, equities are inexpensive compared to the level of short-term interest rates and to ten-year Treasury yields. The distrust of published earnings data adds another element of confusion about assessing the value of stocks. An increase in company buybacks of stocks and continued insider buying suggest that there are pockets of value in parts of the market. Even if one accepted the view that valuations are in a sustainable zone, the long-run prospects for equity prices are constrained by the subdued outlook for earnings. Most companies continue to face tough competitive conditions.

Much of the corporate sector is battling against the unpleasant combination of soft volume growth and negligible pricing power. Second quarter revenue growth for Standard & Poor's 500 companies was only 2.4% above year-ago levels. Faced with such sluggish top-line performance, companies can only boost profits by cutting costs. Companies have been successful in raising efficiency and lowering costs during the past year. In the absence of increased demand, we believe companies will be forced to embark on a new wave of labor shedding with negative implications for the consumer sector.

There is little good news to report with regard to the economic outlook. Companies are still retrenching and the pace of job cutbacks may even accelerate. This raises a huge question regarding the sustainability of consumer spending. Real gross domestic product growth rose strongly in the third quarter, but that paints a misleading picture of the economy's underlying trend. A renewed Federal Reserve Board monetary easing would probably trigger a rally in stocks and a sell-off in bonds. However, it is impossible to predict in advance whether that would mark a sustained shift in market trends. In our opinion, the Federal Reserve Board needs to get ahead of market expectations and arrest the slide in confidence. At this time, lower interest rates alone are not likely to cause businesses to step up their spending. We believe that will require an improvement in the profit outlook, which may take time to develop.

The duration and magnitude of the equity market decline leads us to believe that many of the negatives described above are in stock prices and that the summer and fall of 2002 will turn out to have been reasonable times to have purchased common stocks. We summarize the positives and negatives for equities as follows:

Positives:

o     Record low interest rates;
o     Investor sentiment;
o     Valuation relation to cash and Treasury issues.

Negatives:

o     Slow nominal and earnings growth;
o     Iraq/terrorism threats;
o     Lack of trust around corporate governance.

As for the Portfolio, we continue to believe that stock selection is more important than sector, style or capitalization selection in the current market. Having said that, we are overweight in consumer discretionary, consumer staples, health care and materials, and underweight in information technology, utilities, telecommunication services and energy. We also believe that small-, mid- and large-capitalization stocks are more attractive at this time than mega cap companies, and the Portfolio reflects this position.

In Conclusion

We thank you for your investment in Merrill Lynch Large Cap Core Fund, and we look forward to reviewing our outlook and strategy with you in our next report to shareholders.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director/Trustee


/s/ Robert C. Doll, Jr.

Robert C. Doll, Jr.
Senior Vice President and Portfolio Manager

December 3, 2002


                                     2 & 3

                             Merrill Lynch Large Cap Core Fund, October 31, 2002

PERFORMANCE DATA

About Fund
Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Effective June 1, 2001, Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

      None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent
Performance
Results

                                              6-Month         12-Month     Since Inception
As of October 31, 2002                      Total Return    Total Return    Total Return
==========================================================================================
ML Large Cap Core Fund Class A Shares*        - 17.07%        -  8.68%        - 16.86%
------------------------------------------------------------------------------------------
ML Large Cap Core Fund Class B Shares*        - 17.48         -  9.63         - 19.29
------------------------------------------------------------------------------------------
ML Large Cap Core Fund Class C Shares*        - 17.48         -  9.63         - 19.29
------------------------------------------------------------------------------------------
ML Large Cap Core Fund Class D Shares*        - 17.17         -  8.94         - 17.47
------------------------------------------------------------------------------------------
Russell 1000 Index**                          - 17.39         - 14.60         - 36.66
==========================================================================================

 * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Performance results are for a limited asset pool. The Fund's inception date is 12/22/99.
** This unmanaged broad-based Index measures the performance of the 1,000 largest companies in the Russell 3000(R)Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The since inception total return is from 12/31/99.

Class A &
Class B Shares

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class A & Class B Shares compared to growth of an investment in the Russell 1000(R) Index. Values are from December 22 1999 to October 2002:

                                  12/22/99**    10/00        10/01        10/02
ML Large Cap Core Fund+--
Class A Shares*                   $9,475        $11,152      $8,626       $7,877
ML Large Cap Core Fund+--
Class B Shares*                   $10,000       $11,670      $8,931       $7,829

                                  12/31/99      10/00        10/01        10/02

Russell 1000(R)Index++            $10,000       $10,028      $7,417       $6,334

 * Assuming maximum sales charge, transaction costs and other operating expenses, including administration fees.
**    Commencement of operations.
 + ML Large Cap Core Fund invests all of its assets in the Master Large Cap Core Portfolio of the Master Large Cap Series Trust. The Portfolio invests primarily in a diversified portfolio of equity securities of large cap companies located in the United States that the Investment Adviser believes blends growth and value.
++ This unmanaged broad-based Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The starting date for the Index in the graph is from 12/31/99.

      Past performance is not predictive of future performance.

Average Annual
Total Return

                                               % Return Without  % Return With
                                                  Sales Charge    Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 9/30/02                              - 11.67%        - 16.31%
--------------------------------------------------------------------------------
Inception (12/22/99) through 9/30/02                 - 7.63          - 9.41
--------------------------------------------------------------------------------
 *    Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

                                                    % Return         % Return
                                                  Without CDSC      With CDSC**
================================================================================
Class B Shares*
================================================================================
One Year Ended 9/30/02                              - 12.56%        - 16.05%
--------------------------------------------------------------------------------
Inception (12/22/99) through 9/30/02                 - 8.56          - 9.56
--------------------------------------------------------------------------------
 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**    Assuming payment of applicable contingent deferred sales charge.


                                     4 & 5

                             Merrill Lynch Large Cap Core Fund, October 31, 2002

PERFORMANCE DATA (concluded)

Class C &
Class D Shares

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class C & Class D Shares compared to growth of an investment in the Russell 1000(R) Index. Values are from December 22 1999 to October 2002:

                                 12/22/99**    10/00       10/01       10/02
ML Large Cap Core Fund+--
Class C Shares*                  $10,000       $11,670     $8,931      $8,071
ML Large Cap Core Fund+--
Class D Shares*                  $9,475        $11,124     $8,588      $7,820

                                 12/31/99      10/00       10/01       10/02

Russell 1000(R)Index++           $10,000       $10,028     $7,417      $6,334

 * Assuming maximum sales charge, transaction costs and other operating expenses, including administration fees.
**    Commencement of operations.
 + ML Large Cap Core Fund invests all of its assets in the Master Large Cap Core Portfolio of the Master Large Cap Series Trust. The Portfolio invests primarily in a diversified portfolio of equity securities of large cap companies located in the United States that the Investment Adviser believes blends growth and value.
++ This unmanaged broad-based Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The starting date for the Index in the graph is from 12/31/99.

      Past performance is not predictive of future performance.

Average Annual
Total Return

                                                    % Return         % Return
                                                  Without CDSC      With CDSC**
================================================================================
Class C Shares*
================================================================================
One Year Ended 9/30/02                              - 12.56%        - 13.43%
--------------------------------------------------------------------------------
Inception (12/22/99) through 9/30/02                 - 8.56          - 8.56
--------------------------------------------------------------------------------
 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**    Assuming payment of applicable contingent deferred sales charge.

                                               % Return Without   % Return With
                                                  Sales Charge    Sales Charge**
================================================================================
Class D Shares*
================================================================================
One Year Ended 9/30/02                              - 11.84%        - 16.46%
--------------------------------------------------------------------------------
Inception (12/22/99) through 9/30/02                 - 7.84          - 9.61
--------------------------------------------------------------------------------
 *    Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

STATEMENT OF ASSETS AND LIABILITIES

MERRILL LYNCH
LARGE CAP
CORE FUND      As of October 31, 2002
===================================================================================================================================
Assets:        Investment in Master Large Cap Core Portfolio, at value
               (identified cost--$860,820,992) ..................................................                   $   859,817,425
               Prepaid registration fees and other assets .......................................                           280,965
                                                                                                                    ---------------
               Total assets .....................................................................                       860,098,390
                                                                                                                    ---------------
===================================================================================================================================
Liabilities:   Payables:
                 Distributor ....................................................................  $      450,957
                 Administrator ..................................................................         195,323           646,280
                                                                                                   --------------
               Accrued expenses and other liabilities ...........................................                           366,677
                                                                                                                    ---------------
               Total liabilities ................................................................                         1,012,957
                                                                                                                    ---------------
===================================================================================================================================
Net Assets:    Net assets .......................................................................                   $   859,085,433
                                                                                                                    ===============
===================================================================================================================================
Net Assets     Class A Shares of Common Stock, $.10 par value, 100,000,000 shares authorized ....                   $     2,588,134
Consist of:    Class B Shares of Common Stock, $.10 par value, 200,000,000 shares authorized ....                         4,079,641
               Class C Shares of Common Stock, $.10 par value, 100,000,000 shares authorized ....                         2,212,174
               Class D Shares of Common Stock, $.10 par value, 100,000,000 shares authorized ....                         1,655,503
               Paid-in capital in excess of par .................................................                     1,113,364,581
               Accumulated realized capital losses on investments from the Portfolio--net .......  $ (263,811,033)
               Unrealized depreciation on investments from the Portfolio--net ...................      (1,003,567)
                                                                                                   --------------
               Total accumulated losses--net ....................................................                      (264,814,600)
                                                                                                                    ---------------
               Net assets .......................................................................                   $   859,085,433
                                                                                                                    ===============
===================================================================================================================================
Net Asset      Class A--Based on net assets of $214,952,692 and 25,881,345 shares outstanding ...                   $          8.31
Value:                                                                                                              ===============
               Class B--Based on net assets of $329,121,447 and 40,796,410 shares outstanding ...                   $          8.07
                                                                                                                    ===============
               Class C--Based on net assets of $178,459,522 and 22,121,738 shares outstanding ...                   $          8.07
                                                                                                                    ===============
               Class D--Based on net assets of $136,551,772 and 16,555,036 shares outstanding ...                   $          8.25
                                                                                                                    ===============
===================================================================================================================================

      See Notes to Financial Statements.


                                     6 & 7

                             Merrill Lynch Large Cap Core Fund, October 31, 2002

STATEMENT OF OPERATIONS

MERRILL LYNCH
LARGE CAP
CORE FUND                For the Year Ended October 31, 2002
===================================================================================================================================
Investment               Net investment income allocated from the Portfolio:
Income from                Dividends .................................................................                $   8,696,196
The Portfolio--Net:        Securities lending--net ...................................................                      134,647
                           Interest ..................................................................                       38,817
                           Expenses ..................................................................                   (3,619,838)
                                                                                                                      -------------
                         Net investment income from the Portfolio ....................................                    5,249,822
                                                                                                                      -------------
===================================================================================================================================
Expenses:                Account maintenance and distribution fees--Class B ..........................  $ 2,207,218
                         Administration fees .........................................................    1,581,460
                         Account maintenance and distribution fees--Class C ..........................    1,254,208
                         Transfer agent fees--Class B ................................................      357,963
                         Account maintenance fees--Class D ...........................................      288,733
                         Transfer agent fees--Class A ................................................      228,930
                         Transfer agent fees--Class C ................................................      209,614
                         Registration fees ...........................................................      205,768
                         Transfer agent fees--Class D ................................................      154,040
                         Reorganization costs ........................................................      111,310
                         Printing and shareholder reports ............................................      110,190
                         Professional fees ...........................................................       91,563
                         Other .......................................................................        7,729
                                                                                                        -----------
                         Total expenses ..............................................................                    6,808,726
                                                                                                                      -------------
                         Investment loss--net ........................................................                   (1,558,904)
                                                                                                                      -------------
===================================================================================================================================
Realized & Unrealized    Realized loss on investments from the Portfolio--net ........................                 (126,246,008)
Gain (Loss) from         Change in unrealized depreciation on investments from the Portfolio--net ....                   56,508,509
The portfolio--Net:                                                                                                   -------------
                         Total realized and unrealized loss on investments from the Portfolio--net ...                  (69,737,499)
                                                                                                                      -------------
                         Net Decrease in Net Assets Resulting from Operations ........................                $ (71,296,403)
                                                                                                                      =============
===================================================================================================================================

      See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                              For the Year
MERRILL LYNCH                                                                                               Ended October 31,
LARGE CAP                                                                                            ------------------------------
CORE FUND                Increase (Decrease) in Net Assets:                                               2002              2001
===================================================================================================================================
Operations::             Investment loss--net ...................................................    $  (1,558,904)   $  (1,834,245)
                         Realized loss on investments from the Portfolio--net ...................     (126,246,008)     (74,340,526)
                         Change in unrealized depreciation on investments from the Portfolio--net       56,508,509       (6,797,270)
                                                                                                     -------------    -------------
                         Net decrease in net assets resulting from operations ...................      (71,296,403)     (82,972,041)
                                                                                                     -------------    -------------
===================================================================================================================================
Distributions to:        In excess of realized gain on investments from the Portfolio--net:
Shareholders:              Class A ..............................................................               --          (20,142)
                           Class B ..............................................................               --          (14,386)
                           Class C ..............................................................               --           (6,644)
                           Class D ..............................................................               --          (10,452)
                                                                                                     -------------    -------------
                         Net decrease in net assets resulting from distributions to shareholders                --          (51,624)
                                                                                                     -------------    -------------
===================================================================================================================================
Capital Share            Net increase in net assets derived from capital share transactions .....      522,836,011      304,992,794
Transactions:                                                                                        -------------    -------------
===================================================================================================================================
Net Assets:              Total increase in net assets ...........................................      451,539,608      221,969,129
                         Beginning of year ......................................................      407,545,825      185,576,696
                                                                                                     -------------    -------------
                         End of year ............................................................    $ 859,085,433    $ 407,545,825
                                                                                                     =============    =============
===================================================================================================================================

      See Notes to Financial Statements.


                                     8 & 9

                             Merrill Lynch Large Cap Core Fund, October 31, 2002

FINANCIAL HIGHLIGHTS

                                                                                                       Class A
                                                                                   -----------------------------------------------
                    The following per share data and ratios have been derived           For the Year Ended          For the Period
MERRILL LYNCH       from information provided in the financial statements.                  October 31,             Dec. 22, 1999+
LARGE CAP                                                                          -----------------------------    to October 31,
CORE FUND           Increase (Decrease) in Net Asset Value:                            2002              2001             2000
==================================================================================================================================
Per Share           Net asset value, beginning of period .......................   $      9.10       $     11.77      $     10.00
Operating                                                                          -----------       -----------      -----------
Performance:        Investment income (loss)--net ..............................           .03+++            .02+++          (.01)
                    Realized and unrealized gain (loss) on investments from the
                    Portfolio--net .............................................          (.82)            (2.69)            1.78
                                                                                   -----------       -----------      -----------
                    Total from investment operations ...........................          (.79)            (2.67)            1.77
                                                                                   -----------       -----------      -----------
                    Less distributions in excess of realized gain on investments
                    from the Portfolio--net ....................................            --                --@@             --
                                                                                   -----------       -----------      -----------
                    Net asset value, end of period .............................   $      8.31       $      9.10      $     11.77
                                                                                   ===========       ===========      ===========
==================================================================================================================================
Total Investment    Based on net asset value per share .........................        (8.68%)          (22.65%)          17.70%@
Return:**                                                                          ===========       ===========      ===========
==================================================================================================================================
Ratios to Average   Expenses, net of reimbursement++ ...........................         1.04%             1.05%            1.21%*
Net Assets:                                                                        ===========       ===========      ===========
                    Expenses++ .................................................         1.04%             1.05%            3.11%*
                                                                                   ===========       ===========      ===========
                    Investment income (loss)--net ..............................          .33%              .21%            (.52%)*
                                                                                   ===========       ===========      ===========
==================================================================================================================================
Supplemental        Net assets, end of period (in thousands) ...................   $   214,953       $    76,674      $    33,886
Data:                                                                              ===========       ===========      ===========
==================================================================================================================================

                                                                                                       Class B
                    The following per share data and ratios have been derived      -----------------------------------------------
                    from information provided in the financial statements.              For the Year Ended          For the Period
                                                                                            October 31,             Dec. 22, 1999+
                                                                                   -----------------------------    to October 31,
                    Increase (Decrease) in Net Asset Value:                            2002              2001             2000
==================================================================================================================================
Per Share           Net asset value, beginning of period .......................   $      8.93       $     11.67      $     10.00
Operating                                                                          -----------       -----------      -----------
Performance:        Investment loss--net .......................................          (.06)+++          (.08)+++         (.01)
                    Realized and unrealized gain (loss) on investments from the
                    Portfolio--net .............................................          (.80)            (2.66)            1.68
                                                                                   -----------       -----------      -----------
                    Total from investment operations ...........................          (.86)            (2.74)            1.67
                                                                                   -----------       -----------      -----------
                    Less distributions in excess of realized gain on investments
                    from the Portfolio--net ....................................            --                --@@             --
                                                                                   -----------       -----------      -----------
                    Net asset value, end of period .............................   $      8.07       $      8.93      $     11.67
                                                                                   ===========       ===========      ===========
==================================================================================================================================
Total Investment    Based on net asset value per share .........................        (9.63%)          (23.47%)          16.70%@
Return:**                                                                          ===========       ===========      ===========
==================================================================================================================================
Ratios to Average   Expenses, net of reimbursement++ ...........................         2.07%             2.06%            2.37%*
Net Assets:                                                                        ===========       ===========      ===========
                    Expenses++ .................................................         2.07%             2.06%            2.70%*
                                                                                   ===========       ===========      ===========
                    Investment loss--net .......................................         (.64%)            (.80%)          (1.33%)*
                                                                                   ===========       ===========      ===========
==================================================================================================================================
Supplemental        Net assets, end of period (in thousands) ...................   $   329,121       $   159,287      $    85,036
Data:                                                                              ===========       ===========      ===========
==================================================================================================================================

                                                                                                       Class C
                                                                                   -----------------------------------------------
                    The following per share data and ratios have been derived             For the Year Ended        For the Period
                    from information provided in the financial statements.                   October 31,            Dec. 22, 1999+
                                                                                   -----------------------------    to October 31,
                    Increase (Decrease) in Net Asset Value:                            2002              2001             2000
==================================================================================================================================
Per Share           Net asset value, beginning of period .......................   $      8.93       $     11.67      $     10.00
Operating                                                                          -----------       -----------      -----------
Performance:        Investment loss--net .......................................          (.06)+++          (.08)+++         (.01)
                    Realized and unrealized gain (loss) on investments from the
                    Portfolio--net .............................................          (.80)            (2.66)            1.68
                                                                                   -----------       -----------      -----------
                    Total from investment operations ...........................          (.86)            (2.74)            1.67
                                                                                   -----------       -----------      -----------
                    Less distributions in excess of realized gain on investments
                    from the Portfolio--net ....................................            --                --@@             --
                                                                                   -----------       -----------      -----------
                    Net asset value, end of period .............................   $      8.07       $      8.93      $     11.67
                                                                                   ===========       ===========      ===========
==================================================================================================================================
Total Investment    Based on net asset value per share .........................        (9.63%)          (23.47%)          16.70%@
Return:**                                                                          ===========       ===========      ===========
==================================================================================================================================
Ratios to Average   Expenses, net of reimbursement++ ...........................         2.07%             2.07%            2.35%*
Net Assets:                                                                        ===========       ===========      ===========
                    Expenses++ .................................................         2.07%             2.07%            2.80%*
                                                                                   ===========       ===========      ===========
                    Investment loss--net .......................................         (.66%)            (.81%)          (1.34%)*
                                                                                   ===========       ===========      ===========
==================================================================================================================================
Supplemental        Net assets, end of period (in thousands) ...................   $   178,459       $    86,694      $    41,028
Data:                                                                              ===========       ===========      ===========
==================================================================================================================================

  *   Annualized.
 **   Total investment returns exclude the effects of sales charges.
  +   Commencement of operations.
 ++   Includes the Fund's share of the Portfolio's allocated expenses.
+++   Based on average shares outstanding.
  @   Aggregate total investment return.
 @@   Amount is less than $.01 per share.

      See Notes to Financial Statements.


                                    10 & 11

                             Merrill Lynch Large Cap Core Fund, October 31, 2002

FINANCIAL HIGHLIGHTS (concluded)

                                                                                                       Class D
                                                                                    -----------------------------------------------
                    The following per share data and ratios have been derived            For the Year Ended          For the Period
MERRILL LYNCH       from information provided in the financial statements.                   October 31,             Dec. 22, 1999+
LARGE CAP                                                                           -----------------------------    to October 31,
CORE FUND           Increase (Decrease) in Net Asset Value:                             2002              2001             2000
===================================================================================================================================
Per Share           Net asset value, beginning of period .......................    $      9.06       $     11.74      $     10.00
Operating                                                                           -----------       -----------      -----------
Performance:        Investment income (loss)--net ..............................            .01+++             --+++@@          --@@
                    Realized and unrealized gain (loss) on investments from the
                    Portfolio--net .............................................           (.82)            (2.68)            1.74
                                                                                    -----------       -----------      -----------
                    Total from investment operations ...........................           (.81)            (2.68)            1.74
                                                                                    -----------       -----------      -----------
                    Less distributions in excess of realized gain on investments
                    from the Portfolio--net ....................................             --                --@@             --
                                                                                    -----------       -----------      -----------
                    Net asset value, end of period .............................    $      8.25       $      9.06      $     11.74
                                                                                    ===========       ===========      ===========
===================================================================================================================================
Total Investment    Based on net asset value per share .........................         (8.94%)          (22.80%)          17.40%@
Return:**                                                                           ===========       ===========      ===========
===================================================================================================================================
Ratios to Average   Expenses, net of reimbursement++ ...........................          1.28%             1.32%            1.59%*
Net Assets:                                                                         ===========       ===========      ===========
                    Expenses++ .................................................          1.28%             1.32%            2.10%*
                                                                                    ===========       ===========      ===========
                    Investment income (loss)--net ..............................           .10%             (.05%)           (.59%)*
                                                                                    ===========       ===========      ===========
===================================================================================================================================
Supplemental        Net assets, end of period (in thousands) ...................    $   136,552       $    84,891      $    25,627
Data:                                                                               ===========       ===========      ===========
===================================================================================================================================

  *   Annualized.
 **   Total investment returns exclude the effects of sales charges.
  +   Commencement of operations.
 ++   Includes the Fund's share of the Portfolio's allocated expenses.
+++   Based on average shares outstanding.
  @   Aggregate total investment return.
 @@   Amount is less than $.01 per share.

      See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

MERRILL LYNCH
LARGE CAP
CORE FUND

1. Significant Accounting Policies:

Merrill Lynch Large Cap Core Fund of Merrill Lynch Large Cap Series Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified mutual fund. The Fund seeks to achieve its investment objective by investing all of its assets in the Master Large Cap Core Portfolio (the "Portfolio"), which is a portfolio of Master Large Cap Series Trust that has the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The percentage of the Portfolio owned by the Fund at October 31, 2002 was 98.3%. The Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- The Fund records its investments in the Portfolio at fair value. Valuation of securities held by the Portfolio is discussed in Note 1a of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses -- The Fund records daily its proportionate share of the Portfolio's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(d) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to timing differences related to wash sales.

(f) Investment transactions -- Investment transactions in the Portfolio are accounted for on a trade date basis.

(g) Reclassification -- Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $100,473,230 have been reclassified between paid-in capital in excess of par and accumulated net realized capital losses and $1,558,904 has been reclassified between paid-in capital in excess of par and undistributed net investment income. These reclassifications have no effect on net assets or net asset values per share.


                                    12 & 13

                             Merrill Lynch Large Cap Core Fund, October 31, 2002

MERRILL LYNCH
LARGE CAP
CORE FUND

2. Transactions with Affiliates:

The Fund has entered into an Administration Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), a wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund pays a monthly fee at an annual rate of ..25% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund. FAM has entered into a contractual arrangement with the Fund under which the expenses incurred by each class of shares of the Fund (excluding distribution and/or account maintenance fees) will not exceed 1.50%. This arrangement expired on October 31, 2002 and was not renewed.

The Fund has entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc. Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                      Account       Distribution
                                                   Maintenance Fee      Fee
--------------------------------------------------------------------------------
Class B ................................                .25%           .75%
Class C ................................                .25%           .75%
Class D ................................                .25%            --
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

Financial Data Services, Inc. ("FDS"), an indirect, wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the year ended October 31, 2002, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

--------------------------------------------------------------------------------
                                                     FAMD                MLPF&S
--------------------------------------------------------------------------------
Class A ............................              $    218              $  3,460
Class D ............................              $ 12,648              $204,355
--------------------------------------------------------------------------------

For the year ended October 31, 2002, MLPF&S received contingent deferred sales charges of $2,115,327 and $44,996 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $789 relating to transactions subject to front-end sales charge waivers in Class D Shares.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, FAMD, FDS, and/or ML & Co.

3. Investments:

Increases and decreases in the Fund's investment in the Portfolio for the year ended October 31, 2002 were $259,502,275 and $13,776,612, respectively.

4. Capital Share Transactions:

Net increase in net assets derived from capital share transactions was $522,836,011 and $304,992,794 for the years ended October 31, 2002 and October 31, 2001, respectively.

Transactions in capital shares for each class were as follows:

-------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended October 31, 2002                           Shares               Amount
-------------------------------------------------------------------------------
Shares sold ..........................          20,837,767        $ 197,763,530
Shares issued resulting from
reorganization .......................             865,052            7,104,596
                                             -------------        -------------
Total issued .........................          21,702,819          204,868,126
Shares redeemed ......................          (4,243,287)         (38,911,202)
                                             -------------        -------------
Net increase .........................          17,459,532        $ 165,956,924
                                             =============        =============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended October 31, 2001                           Shares               Amount
-------------------------------------------------------------------------------
Shares sold ..........................           7,568,665        $  76,573,570
Shares issued to shareholders
in reinvestment of distributions .....               1,848               19,260
                                             -------------        -------------
Total issued .........................           7,570,513           76,592,830
Shares redeemed ......................          (2,027,172)         (19,958,849)
                                             -------------        -------------
Net increase .........................           5,543,341        $  56,633,981
                                             =============        =============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended October 31, 2002                           Shares               Amount
-------------------------------------------------------------------------------
Shares sold ..........................           7,171,745        $  65,654,881
Shares issued resulting from
reorganization .......................          21,838,026          174,693,818
                                             -------------        -------------
Total issued .........................          29,009,771          240,348,699
Automatic conversion of shares .......              (3,443)             (27,543)
Shares redeemed ......................          (6,038,644)         (53,289,852)
                                             -------------        -------------
Net increase .........................          22,967,684        $ 187,031,304
                                             =============        =============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended October 31, 2001                           Shares               Amount
-------------------------------------------------------------------------------
Shares sold ..........................          13,730,860        $ 142,067,715
Shares issued to shareholders
in reinvestment of distributions .....               1,278               13,174
                                             -------------        -------------
Total issued .........................          13,732,138          142,080,889
Shares redeemed ......................          (3,191,725)         (30,950,188)
                                             -------------        -------------
Net increase .........................          10,540,413        $ 111,130,701
                                             =============        =============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended October 31, 2002                           Shares               Amount
-------------------------------------------------------------------------------
Shares sold ..........................           8,246,589        $  75,914,856
Shares issued resulting from
reorganization .......................           8,208,317           65,662,157
                                             -------------        -------------
Total issued .........................          16,454,906          141,577,013
Shares redeemed ......................          (4,036,447)         (36,391,845)
                                             -------------        -------------
Net increase .........................          12,418,459        $ 105,185,168
                                             =============        =============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended October 31, 2001                           Shares               Amount
-------------------------------------------------------------------------------
Shares sold ..........................           7,791,859        $  79,480,901
Shares issued to shareholders
in reinvestment of distributions .....                 608                6,263
                                             -------------        -------------
Total issued .........................           7,792,467           79,487,164
Shares redeemed ......................          (1,605,618)         (15,496,762)
                                             -------------        -------------
Net increase .........................           6,186,849        $  63,990,402
                                             =============        =============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class D Shares for the Year                                           Dollar
Ended October 31, 2002                           Shares               Amount
-------------------------------------------------------------------------------
Shares sold ..........................           7,610,514        $  70,782,175
Automatic conversion of shares .......               3,367               27,543
Shares issued resulting
from reorganization ..................           2,761,182           22,536,869
                                             -------------        -------------
Total issued .........................          10,375,063           93,346,587
Shares redeemed ......................          (3,185,327)         (28,683,972)
                                             -------------        -------------
Net increase .........................           7,189,736        $  64,662,615
                                             =============        =============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class D Shares for the Year                                           Dollar
Ended October 31, 2001                           Shares               Amount
-------------------------------------------------------------------------------
Shares sold ..........................           8,692,552        $  88,325,532
Shares issued to shareholders
in reinvestment of distributions .....                 932                9,686
                                             -------------        -------------
Total issued .........................           8,693,484           88,335,218
Shares redeemed ......................          (1,510,199)         (15,097,508)
                                             -------------        -------------
Net increase .........................           7,183,285        $  73,237,710
                                             =============        =============
-------------------------------------------------------------------------------

5. Distributions to Shareholders:

The tax character of distributions paid during the fiscal years ended October 31, 2002 and October 31, 2001 was as follows:

-------------------------------------------------------------------------------
                                               10/31/2002           10/31/2001
-------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income ....................       $          --        $      51,624
                                             -------------        -------------
Total taxable distributions ..........       $          --        $      51,624
                                             =============        =============
-------------------------------------------------------------------------------


                                    14 & 15

                             Merrill Lynch Large Cap Core Fund, October 31, 2002

NOTES TO FINANCIAL STATEMENTS (concluded)

MERRILL LYNCH
LARGE CAP
CORE FUND

As of October 31, 2002, the components of accumulated losses on a tax basis were as follows:

--------------------------------------------------------------------------------
Undistributed ordinary income--net ......................       $          --
Undistributed long-term capital gains--net ..............                  --
                                                                -------------
Total undistributed earnings--net .......................                  --
Capital loss carryforward ...............................        (245,021,673)*
Unrealized losses--net ..................................         (19,792,927)**
                                                                -------------
Total accumulated losses--net ...........................       $(264,814,600)
                                                                =============
--------------------------------------------------------------------------------

 * On October 31, 2002, the Fund had a net capital loss carryforward of $245,021,673, of which $17,112,478 expires in 2007, $67,532,381 expires in
      2008, $79,615,851 expires in 2009 and $80,760,963 expires in 2010. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales.

6. Acquisition of Mercury U.S. Large Cap Fund:

On July 26, 2002, the Fund acquired all of the net assets of Mercury U.S. Large Cap Fund pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of 44,224,929 shares of Common Stock of Mercury U.S. Large Cap Fund for 33,672,542 shares of Common Stock of the Fund. Mercury U.S. Large Cap Fund's net assets on that date of $269,997,441, including $54,968,880 of net unrealized depreciation and $163,601,550 of accumulated net realized capital losses, were combined with those of the Fund. The aggregate net assets immediately after the acquisition amounted to $809,865,659.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch Large Cap Core Fund
(One of the Series constituting Merrill Lynch
Large Cap Series Funds, Inc.):

We have audited the accompanying statement of assets and liabilities of Merrill Lynch Large Cap Core Fund as of October 31, 2002, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Large Cap Core Fund as of October 31, 2002, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
December 10, 2002


                                    16 & 17

                                                                October 31, 2002

SCHEDULE OF INVESTMENTS                                        (in U.S. dollars)

                   Master Large Cap Core Portfolio
                   -----------------------------------------------------------------------------------------------------------------
                                               Shares                                                                     Percent of
SECTOR             Industry                     Held                        Common Stocks                        Value    Net Assets
====================================================================================================================================
Consumer           Auto Components             230,000   Dana Corporation                                     $ 2,300,000       0.3%
Discretionary                                   95,000  +Lear Corporation                                       3,472,250       0.4
                   -----------------------------------------------------------------------------------------------------------------
                   Hotels, Restaurants &        96,000   Darden Restaurants, Inc.                               1,822,080       0.2
                   Leisure                     330,000  +GTECH Holdings Corporation                             8,580,000       1.0
                                               228,000  +Harrah's Entertainment, Inc.                           9,576,000       1.1
                                               313,000  +Mandalay Resort Group                                  8,854,770       1.0
                   -----------------------------------------------------------------------------------------------------------------
                   Household Durables          594,000   American Greetings Corporation (Class A)               8,933,760       1.0
                                                66,000   Centex Corporation                                     3,001,680       0.3
                                               243,000   D.R. Horton, Inc.                                      4,682,610       0.5
                                               186,000   Fortune Brands, Inc.                                   9,311,160       1.1
                                               108,000   KB HOME                                                5,097,600       0.6
                                               123,000  +Mohawk Industries, Inc.                                6,586,650       0.8
                                                90,000   Newell Rubbermaid Inc.                                 2,917,800       0.3
                                               111,000   Pulte Corporation                                      5,097,120       0.6
                                               213,000   The Ryland Group, Inc.                                 8,860,800       1.0
                                               115,900   Whirlpool Corporation                                  5,402,099       0.6
                   -----------------------------------------------------------------------------------------------------------------
                   Leisure Equipment &         301,000   Eastman Kodak Company                                  9,917,950       1.1
                   Products                    436,800   Mattel, Inc.                                           8,019,648       0.9
                                               141,000   Polaris Industries, Inc.                               8,881,590       1.0
                   -----------------------------------------------------------------------------------------------------------------
                   Multiline Retail            537,000   Dillard's, Inc. (Class A)                              8,855,130       1.0
                                               208,000   J.C. Penney Company, Inc.                              3,962,400       0.5
                                               119,000   Wal-Mart Stores, Inc.                                  6,372,450       0.7
                   -----------------------------------------------------------------------------------------------------------------
                   Specialty Retail            825,000  +AutoNation, Inc.                                       8,753,250       1.0
                                               110,000  +AutoZone, Inc.                                         9,434,700       1.1
                                                53,000  +Borders Group, Inc.                                      913,190       0.1
                                                86,000  +CDW Computer Centers, Inc.                             4,559,720       0.5
                                               113,000  +Office Depot, Inc.                                     1,626,070       0.2
                                               487,000   Pier 1 Imports, Inc.                                   9,179,950       1.1
                                               147,000   Ross Stores, Inc.                                      6,151,950       0.7
                   -----------------------------------------------------------------------------------------------------------------
                   Textiles, Apparel & Luxury   85,000  +Jones Apparel Group, Inc.                              2,944,400       0.3
                   Goods                       316,000   Liz Claiborne, Inc.                                    9,391,520       1.1
                                               336,000  +Reebok International Ltd.                              9,492,000       1.1
                   -----------------------------------------------------------------------------------------------------------------
                                                         Total Consumer Discretionary (Cost--$202,217,662)    202,952,297      23.2
====================================================================================================================================
Consumer Staples   Beverages                   129,000   Adolph Coors Company (Class B)                         8,833,920       1.0
                                                23,000   The Coca-Cola Company                                  1,069,040       0.1
                                               402,000   Coca-Cola Enterprises Inc.                             9,583,680       1.1
                                               350,000  +Constellation Brands, Inc. (Class A)                   8,865,500       1.0
                                               254,400   The Pepsi Bottling Group, Inc.                         6,856,080       0.8
                   -----------------------------------------------------------------------------------------------------------------
                   Food & Drug Retailing       157,000  +Whole Foods Market, Inc.                               7,324,678       0.8
                                               411,000   Winn-Dixie Stores, Inc.                                6,173,220       0.7
                   -----------------------------------------------------------------------------------------------------------------
                   Food Products                72,000   ConAgra, Inc.                                          1,746,000       0.2
                                               247,000  +Dean Foods Company                                     9,260,030       1.1
                                               461,000   Sara Lee Corporation                                  10,524,630       1.2
                                               836,000   Tyson Foods, Inc. (Class A)                            9,254,520       1.1
                   -----------------------------------------------------------------------------------------------------------------
                   Household Products          231,100   The Procter & Gamble Company                          20,440,795       2.3
                   -----------------------------------------------------------------------------------------------------------------
                   Tobacco                      20,000   Philip Morris Companies Inc.                             815,000       0.1
                   -----------------------------------------------------------------------------------------------------------------
                                                         Total Consumer Staples (Cost--$100,068,352)          100,747,093      11.5
====================================================================================================================================
Energy             Oil & Gas                   480,000   Exxon Mobil Corporation                               16,156,800       1.9
                   -----------------------------------------------------------------------------------------------------------------
                                                         Total Energy (Cost--$17,273,968)                      16,156,800       1.9
====================================================================================================================================
Financials         Banks                       469,000   AmSouth Bancorporation                                 9,192,400       1.0
                                               360,000   Astoria Financial Corporation                          9,424,800       1.1
                                               314,900   Bank of America Corporation                           21,980,020       2.5
                                               184,000   Banknorth Group, Inc.                                  4,263,280       0.5
                                                63,000   First Virginia Banks, Inc.                             2,358,090       0.3
                                                71,000   Golden West Financial Corporation                      4,903,260       0.6
                                               224,000   GreenPoint Financial Corp.                             9,759,680       1.1
                                               465,000   Hibernia Corporation (Class A)                         9,165,150       1.0
                                                61,000   Independence Community Bank Corp.                      1,565,870       0.2
                                               227,000   National City Corporation                              6,158,510       0.7
                                               271,000   New York Community Bancorp, Inc.                       7,869,840       0.9
                                               216,000   North Fork Bancorporation                              8,307,360       0.9
                                                89,000   Roslyn Bancorp, Inc.                                   1,473,751       0.2
                                               634,000   Sovereign Bancorp, Inc.                                8,926,720       1.0
                                               611,000   U.S. Bancorp                                          12,885,990       1.5
                                               385,000   Washington Mutual, Inc.                               13,767,600       1.6
                                                 4,000   Wells Fargo Company                                      201,880       0.0
                   -----------------------------------------------------------------------------------------------------------------
                   Diversified Financials      298,000   Citigroup Inc.                                        11,011,100       1.3
                                               198,000   Countrywide Credit Industries, Inc.                    9,961,380       1.1
                                                36,000   Fannie Mae                                             2,406,960       0.3
                   -----------------------------------------------------------------------------------------------------------------
                   Insurance                   106,000   American International Group, Inc.                     6,630,300       0.7
                                                68,000  +CNA Financial Corporation                              1,790,440       0.2
                                               285,000   Old Republic International Corporation                 8,495,850       1.0
                   -----------------------------------------------------------------------------------------------------------------
                                                         Total Financials (Cost--$167,817,716)                172,500,231      19.7
====================================================================================================================================
Health Care        Biotechnology               243,000  +Charles River Laboratories International, Inc.         8,930,250       1.0
                   -----------------------------------------------------------------------------------------------------------------
                   Health Care Equipment &     291,000   Bausch & Lomb Incorporated                             9,050,100       1.1
                   Supplies                     54,000   DENTSPLY International Inc.                            1,993,680       0.2
                                               203,000  +Guidant Corporation                                    6,002,710       0.7
                                               308,000  +STERIS Corporation                                     8,171,240       1.0
                                                38,000  +Varian Medical Systems, Inc.                           1,832,360       0.2
                   -----------------------------------------------------------------------------------------------------------------


                                     18 & 19

                                                                October 31, 2002

SCHEDULE OF INVESTMENTS (concluded)                            (in U.S. dollars)

                   Master Large Cap Core Portfolio (concluded)
                   -----------------------------------------------------------------------------------------------------------------
                                               Shares                                                                     Percent of
SECTOR             Industry                     Held                       Common Stocks                          Value   Net Assets
====================================================================================================================================
Health Care        Health Care Providers &     240,000   Aetna Inc. (New Shares)                             $  9,672,000       1.1%
(concluded)        Services                     67,000   CIGNA Corporation                                      2,421,380       0.3
                                               398,000  +Caremark Rx, Inc.                                      7,044,600       0.8
                                               369,000  +DaVita, Inc.                                           8,844,930       1.0
                                               166,000  +Express Scripts, Inc. (Class A)                        8,993,880       1.0
                                               152,000  +Henry Schein, Inc.                                     7,625,840       0.9
                                               722,000  +Humana Inc.                                            8,793,960       1.0
                                               250,000   Omnicare, Inc.                                         5,432,500       0.6
                                               249,000  +Oxford Health Plans, Inc.                              8,854,440       1.0
                                             1,197,000  +Service Corporation International                      3,770,550       0.4
                                               276,000  +Tenet Healthcare Corporation                           7,935,000       0.9
                                               116,000   UnitedHealth Group Incorporated                       10,550,200       1.2
                                               121,000  +WellPoint Health Networks Inc.                         9,100,410       1.1
                   -----------------------------------------------------------------------------------------------------------------
                   Pharmaceuticals             182,000   Johnson & Johnson                                     10,692,500       1.2
                                                73,000   Merck & Co., Inc.                                      3,959,520       0.5
                                               394,000   Pfizer Inc.                                           12,517,380       1.4
                   -----------------------------------------------------------------------------------------------------------------
                                                         Total Health Care (Cost--$161,661,155)               162,189,430      18.6
====================================================================================================================================
Industrials        Aerospace & Defense          90,000  +L-3 Communications Holdings, Inc.                      4,230,000       0.5
                                               342,000   Raytheon Company                                      10,089,000       1.2
                   -----------------------------------------------------------------------------------------------------------------
                   Air Freight & Logistics     280,000   Ryder System, Inc.                                     6,426,000       0.7
                   -----------------------------------------------------------------------------------------------------------------
                   Commercial Services &       193,000  +Apollo Group, Inc. (Class A)                           8,009,500       0.9
                   Supplies                     91,000  +Career Education Corporation                           3,650,010       0.4
                                               148,000  +CheckFree Corp.                                        2,409,440       0.3
                                               179,000   Deluxe Corporation                                     8,273,380       0.9
                                               228,000   H&R Block, Inc.                                       10,118,640       1.2
                   -----------------------------------------------------------------------------------------------------------------
                   Industrial Conglomerates    741,000   General Electric Company                              18,710,250       2.1
                   -----------------------------------------------------------------------------------------------------------------
                   Machinery                   149,000   Pentair, Inc.                                          4,922,960       0.6
                                               213,000   The Timken Company                                     3,880,860       0.4
                   -----------------------------------------------------------------------------------------------------------------
                   Road & Rail                 468,000   Norfolk Southern Corporation                           9,453,600       1.1
                                               179,000   Union Pacific Corporation                             10,569,950       1.2
                   -----------------------------------------------------------------------------------------------------------------
                                                         Total Industrials (Cost--$110,745,284)               100,743,590      11.5
====================================================================================================================================
Information        Computers & Peripherals     544,000  +Dell Computer Corporation                             15,563,840       1.8
Technology                                      66,000   International Business Machines Corporation            5,210,040       0.6
                   -----------------------------------------------------------------------------------------------------------------
                   Office Electronics          671,000   IKON Office Solutions, Inc.                            4,750,680       0.5
                   -----------------------------------------------------------------------------------------------------------------
                   Semiconductor Equipment &   177,000   Intel Corporation                                      3,062,100       0.4
                   Products
                   -----------------------------------------------------------------------------------------------------------------
                   Software                    133,000  +Electronic Arts Inc.                                   8,660,960       1.0
                                               189,000  +Intuit Inc.                                            9,812,880       1.1
                                               305,000  +Microsoft Corporation                                 16,308,350       1.9
                                               239,000  +Symantec Corporation                                   9,560,000       1.1
                   -----------------------------------------------------------------------------------------------------------------
                                                         Total Information Technology (Cost--$66,824,060)      72,928,850       8.4
====================================================================================================================================
Materials          Chemicals                   223,000   Eastman Chemical Company                               8,103,820       0.9
                                               395,000   RPM, Inc.                                              5,948,700       0.7
                   -----------------------------------------------------------------------------------------------------------------
                   Containers & Packaging      102,000   Ball Corporation                                       4,939,860       0.6
                                               498,000  +Owens-Illinois, Inc.                                   5,971,020       0.7
                                               456,000  +Pactiv Corporation                                     9,047,040       1.0
                   -----------------------------------------------------------------------------------------------------------------
                   Metals & Mining             681,000   United States Steel Corporation                        8,750,850       1.0
                   -----------------------------------------------------------------------------------------------------------------
                                                         Total Materials (Cost--$45,645,661)                   42,761,290       4.9
====================================================================================================================================
Telecommunication  Diversified                  53,000   Verizon Communications                                 2,001,280       0.2
Services           Telecommunication Services
                   -----------------------------------------------------------------------------------------------------------------
                                                         Total Telecommunication Services (Cost--$1,809,736)    2,001,280       0.2
====================================================================================================================================
                                                         Total Common Stocks (Cost--$874,063,594)             872,980,861      99.9
====================================================================================================================================

                                                Face
                                               Amount                 Short-Term Securities
====================================================================================================================================
                   Commercial Paper*        $2,037,000   General Motors Acceptance Corp., 1.98%
                                                         due 11/01/2002                                         2,037,000       0.2
                   -----------------------------------------------------------------------------------------------------------------
                                                         Total Short-Term Securities (Cost--$2,037,000)         2,037,000       0.2
====================================================================================================================================
                   Total Investments (Cost--$876,100,594)                                                     875,017,861     100.1

                   Liabilities in Excess of Other Assets                                                       (1,313,913)     (0.1)
                                                                                                             ------------     -----
                   Net Assets                                                                                $873,703,948     100.0%
                                                                                                             ============     =====
====================================================================================================================================

* Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Portfolio.
+     Non-income producing security.

      See Notes to Financial Statements.


                                     20 & 21

                                                                October 31, 2002

STATEMENT OF ASSETS AND LIABILITIES

MASTER LARGE CAP
CORE PORTFOLIO           As of October 31, 2002
===================================================================================================================================
Assets:                  Investments, at value (including securities loaned of $137,686,623)
                         (identified cost--$876,100,594) .........................................                  $   875,017,861
                         Investments held as collateral for loaned securities, at value ..........                      142,983,200
                         Receivables:
                           Securities sold .......................................................   $ 18,288,615
                           Contributions .........................................................      2,445,167
                           Dividends .............................................................      1,062,671
                           Loaned securities .....................................................          9,373        21,805,826
                                                                                                     ------------
                         Prepaid expenses and other assets .......................................                           33,256
                                                                                                                    ---------------
                         Total assets ............................................................                    1,039,840,143
                                                                                                                    ---------------
===================================================================================================================================
Liabilities:             Collateral on securities loaned, at value ...............................                      142,983,200
                         Payables:
                           Securities purchased ..................................................     20,817,995
                           Withdrawals ...........................................................      1,832,893
                           Investment adviser ....................................................        397,115        23,048,003
                                                                                                     ------------
                         Accrued expenses and other liabilities ..................................                          104,992
                                                                                                                    ---------------
                         Total liabilities .......................................................                      166,136,195
                                                                                                                    ---------------
===================================================================================================================================
Net Assets:              Net assets ..............................................................                  $   873,703,948
                                                                                                                    ===============
===================================================================================================================================
Net Assets               Investors' capital ......................................................                  $   874,786,681
Consist of:              Unrealized depreciation on investments--net .............................                       (1,082,733)
                                                                                                                    ---------------
                         Net assets ..............................................................                  $   873,703,948
                                                                                                                    ===============
===================================================================================================================================

      See Notes to Financial Statements.

STATEMENT OF OPERATIONS

MASTER LARGE CAP
CORE PORTFOLIO           For the Year Ended October 31, 2002 (as restated, see Note 5)
===================================================================================================================================
Investment               Dividends ...............................................................                  $     8,851,171
Income:                  Securities lending--net .................................................                          137,176
                         Interest ................................................................                           39,535
                                                                                                                    ---------------
                         Total income ............................................................                        9,027,882
                                                                                                                    ---------------
===================================================================================================================================
Expenses:                Investment advisory fees ................................................   $  3,222,406
                         Accounting services .....................................................        273,184
                         Professional fees .......................................................         89,113
                         Custodian fees ..........................................................         60,649
                         Trustees' fees and expenses .............................................         22,199
                         Printing and shareholder reports ........................................          5,428
                         Pricing fees ............................................................            935
                         Other ...................................................................         12,900
                                                                                                     ------------
                         Total expenses ..........................................................                        3,686,814
                                                                                                                    ---------------
                         Investment income--net ..................................................                        5,341,068
                                                                                                                    ---------------
===================================================================================================================================
Realized &               Realized loss on investments--net .......................................                     (128,219,700)
Unrealized Gain (Loss)   Change in unrealized depreciation on investments--net ...................                       56,457,791
On Investments--Net:                                                                                                ---------------
                         Total realized and unrealized loss on investments--net ..................                      (71,761,909)
                                                                                                                    ---------------
                         Net Decrease in Net Assets Resulting from Operations ....................                  $   (66,420,841)
                                                                                                                    ===============
===================================================================================================================================

      See Notes to Financial Statements.


                                     22 & 23

                                                                October 31, 2002

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                              For the Year
                                                                                                            Ended October 31,
                                                                                                     ------------------------------
                                                                                                          2002              2001
MASTER LARGE CAP                                                                                     (as restated,
CORE PORTFOLIO           Increase (Decrease) in Net Assets:                                           see Note 5)
===================================================================================================================================
Operations:              Investment income--net ..................................................   $   5,341,068    $   2,041,197
                         Realized loss on investments--net .......................................    (128,219,700)     (74,626,048)
                         Change in unrealized appreciation/depreciation on investments--net ......      56,457,791       (6,840,430)
                                                                                                     -------------    -------------
                         Net decrease in net assets resulting from operations ....................     (66,420,841)     (79,425,281)
                                                                                                     -------------    -------------
===================================================================================================================================
Capital Transactions:    Proceeds from contributions .............................................     272,000,014      391,679,473
                         Fair value of net asset contributions ...................................     269,997,441               --
                         Fair value of withdrawals ...............................................     (14,709,088)     (85,683,037)
                                                                                                     -------------    -------------
                         Net increase in net assets derived from capital transactions ............     527,288,367      305,996,436
                                                                                                     -------------    -------------
===================================================================================================================================
Net Assets:              Total increase in net assets ............................................     460,867,526      226,571,155
                         Beginning of year .......................................................     412,836,422      186,265,267
                                                                                                     -------------    -------------
                         End of year .............................................................   $ 873,703,948    $ 412,836,422
                                                                                                     =============    =============
===================================================================================================================================

      See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                                                                                                                      For the Period
                                                                                             For the Year Ended        December 22,
                                                                                                 October 31,             1999+ to
MASTER LARGE CAP         The following ratios have been derived                          --------------------------     October 31,
CORE PORTFOLIO           from information provided in the financial statements.             2002            2001           2000
===================================================================================================================================
Total Investment                                                                             (8.13%)             --             --
Return:**                                                                                ==========      ==========     ==========
===================================================================================================================================
Ratios to Average        Expenses, net of reimbursement ..............................         .57%            .67%          1.09%*
Net Assets:                                                                              ==========      ==========     ==========
                         Expenses ....................................................         .57%            .67%          1.17%*
                                                                                         ==========      ==========     ==========
                         Investment income (loss)--net ...............................         .83%            .59%          (.20%)*
                                                                                         ==========      ==========     ==========
===================================================================================================================================
Supplemental             Net assets, end of period (in thousands) ....................   $  873,704      $  412,836     $  186,265
Data:                                                                                    ==========      ==========     ==========
                         Portfolio turnover ..........................................      150.18%         162.28%         79.18%
                                                                                         ==========      ==========     ==========
===================================================================================================================================

 *    Annualized.
** Total return is required to be disclosed for fiscal years beginning after December 15, 2000.
 +    Commencement of operations.

      See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

MASTER LARGE CAP
CORE PORTFOLIO

1. Significant Accounting Policies:

Master Large Cap Core Portfolio (the "Portfolio") is part of Master Large Cap Series Trust (the "Trust"). The Portfolio is registered under the Investment Company Act of 1940 and is organized as a Delaware business trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Portfolio, subject to certain limitations. The Portfolio's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Portfolio.

(a) Valuation of investments -- Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued or, lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair market value, as determined in good faith by or under the direction of the Trust's Board of Trustees.

(b) Derivative financial instruments -- The Portfolio may engage in various portfolio investment techniques to increase or decrease the level of risk to which the Portfolio is exposed more quickly and efficiently than transactions in other types of investments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Portfolio may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Portfolio is authorized to purchase and write call and put options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

o Forward foreign exchange contracts -- The Portfolio is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio


                                     24 & 25

                                                                October 31, 2002

MASTER LARGE CAP
CORE PORTFOLIO

positions. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

o Foreign currency options and futures -- The Portfolio may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Portfolio, sold by the Portfolio but not yet delivered, or committed or anticipated to be purchased by the Portfolio.

(c) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes -- The Portfolio is classified as a partnership for Federal income tax purposes. As such, each investor in the Portfolio is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Accordingly, as a "pass through" entity, the Portfolio pays no income dividends or capital gains distributions. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates. It is intended that the Portfolio's assets will be managed so an investor in the Portfolio can satisfy the requirements of subchapter M of the Internal Revenue Code.

(e) Security transactions and investment income -- Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolio has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Securities lending -- The Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Where the Portfolio receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Portfolio typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Portfolio receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Portfolio may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolio could experience delays and costs in gaining access to the collateral. The Portfolio also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Trust has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Portfolio's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolio. For such services, effective July 29, 2002, the Portfolio pays based upon the average daily value of the Portfolio's net assets at an annual rate of .50% of the average daily net assets not exceeding $1 billion and .45% of average daily net assets in excess of $1 billion.

The Portfolio has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") or its affiliates. As of October 31, 2002, the Portfolio lent securities with a value of $48,116,031 to MLPF&S or its affiliates. Pursuant to that order, the Portfolio also has retained QA Advisors, LLC ("QA Advisors"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. QA Advisors may, on behalf of the Portfolio, invest cash collateral received by the Portfolio for such loans, among other things, in a private investment company managed by QA Advisors or in registered money market funds advised by FAM or its affiliates. As of October 31, 2002, cash collateral of $64,342,440 was invested in the Money Market Series of the Merrill Lynch Liquidity Series, LLC and $78,640,760 was invested in the Merrill Lynch Premier Institutional Fund. For the year ended October 31, 2002, QA Advisors received $55,187 in securities lending agent fees.

For the year ended October 31, 2002, the Portfolio reimbursed FAM $22,196 for certain accounting services.

Certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, and/or ML & Co.

For the year ended October 31, 2002, the Portfolio received a contribution of net assets with a fair value of $269,997,441 in connection with a tax-free reorganization of one of the Portfolio's feeder funds.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2002 were $1,242,078,219 and $979,843,821, respectively.

Net realized losses for the year ended October 31, 2002 and net unrealized losses as of October 31, 2002 were as follows:

--------------------------------------------------------------------------------
                                               Realized             Unrealized
                                                Losses                Losses
--------------------------------------------------------------------------------
Long-term investments ..............        $(128,219,700)        $  (1,082,733)
                                            -------------         -------------
Total ..............................        $(128,219,700)        $  (1,082,733)
                                            =============         =============
--------------------------------------------------------------------------------

As of October 31, 2002, net unrealized depreciation for Federal income tax purposes aggregated $20,169,901, of which $47,080,345 related to appreciated securities and $67,250,246 related to depreciated securities. At October 31, 2002, the aggregate cost of investments for Federal income tax purposes was $895,187,762.

4. Short-Term Borrowings:

The Portfolio, along with certain other funds managed by FAM and its affiliates, is a party to a credit agreement with Bank One, N.A. and certain other lenders. Effective November 29, 2002, in conjunction with the renewal for one year at the same terms, the total commitment was reduced from $1,000,000,000 to $500,000,000. The Portfolio may borrow under the credit agreement to fund investors' withdrawals and for other lawful purposes other than for leverage. The Portfolio may borrow up to the maximum amount allowable under the Portfolio's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Portfolio pays a commitment fee of .09% per annum based on the Portfolio's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus


                                     26 & 27

                                                                October 31, 2002

NOTES TO FINANCIAL STATEMENTS (concluded)

MASTER LARGE CAP
CORE PORTFOLIO

..50% or a base rate as determined by Bank One, N.A. The Portfolio did not borrow under the credit agreement during the year ended October 31, 2002.

5. Restatement:

In connection with a tax-free reorganization of one of the Portfolio's feeder funds during the year ended October 31, 2002, the Portfolio received an in-kind contribution of securities. Subsequent to the issuance of the financial statements, it was determined that the net unrealized depreciation on securities contributed as of the date of the contribution should have been included as a reduction in the increase in net assets derived from capital transactions rather than within the Portfolio's change in unrealized appreciation/depreciation for the year. As such, for the year ended October 31, 2002, the statements of operations and changes in net assets have been restated to increase the change in unrealized appreciation by $54,968,880 with a corresponding decrease in net assets derived from capital transactions. Additionally, the fair value of net asset contributions of $269,997,441 has been presented separately from proceeds from contributions on the statement of changes in net assets. This restatement had no impact on net assets or the total return previously reported by the Portfolio or on the 2002 financial statements of the Portfolio's two feeder funds: Merrill Lynch Large Cap Core Fund or Mercury Large Cap Core Fund.

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Investors,
Master Large Cap Core Portfolio
(One of the Series constituting Master Large
Cap Series Trust):

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Master Large Cap Core Portfolio as of October 31, 2002, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2002 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Master Large Cap Core Portfolio as of October 31, 2002, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 5, the accompanying 2002 financial statements have been restated.

Deloitte & Touche LLP
Princeton, New Jersey
December 10, 2002
(January 7, 2003 as to Note 5)

OFFICERS AND DIRECTORS/TRUSTEES

                                                                                                           Number of       Other
                                                                                                        Portfolios in  Directorships
                                     Position(s)  Length                                                 Fund Complex    Held by
                                        Held      of Time                                                Overseen by      Director/
Name              Address & Age       with Fund   Served  Principal Occupation(s) During Past 5 Years  Director/Trustee   Trustee
------------------------------------------------------------------------------------------------------------------------------------
Interested Director/Trustee
------------------------------------------------------------------------------------------------------------------------------------
Terry K.    P.O. Box 9011             President  1999 to  Chairman, Americas Region since 2001 and        117 Funds        None
Glenn*      Princeton, NJ 08543-9011  and        present  Executive Vice President since 1983 of Fund  162 Portfolios
            Age: 62                   Director/           Asset Management, L.P. ("FAM") and Merrill
                                      Trustee             Lynch Investment Managers, L.P. ("MLIM");
                                                          President of Merrill Lynch Mutual Funds
                                                          since 1999; President of FAM Distributors,
                                                          Inc. ("FAMD") since 1986 and Director
                                                          thereof since 1991; Executive Vice President
                                                          and Director of Princeton Services, Inc.
                                                          ("Princeton Services") since 1993; President
                                                          of Princeton Administrators, L.P. since
                                                          1988; Director of Financial Data Services,
                                                          Inc. since 1985.
          --------------------------------------------------------------------------------------------------------------------------
          * Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or
            MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the
            Fund based on his positions as Chairman (Americas Region) and Executive Vice President of FAM and MLIM; President of
            FAMD; Executive Vice President of Princeton Services; and President of Princeton Administrators, L.P. The
            Director's/Trustee's term is unlimited. Directors/Trustees serve until their resignation, removal or death, or until
            December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of
            Directors/Trustees.
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                           Number of       Other
                                                                                                        Portfolios in  Directorships
                                     Position(s)  Length                                                 Fund Complex    Held by
                                        Held      of Time                                                Overseen by      Director/
Name              Address & Age       with Fund   Served*  Principal Occupation(s) During Past 5 Years  Director/Trustee  Trustee
------------------------------------------------------------------------------------------------------------------------------------
Independent Directors/Trustees
------------------------------------------------------------------------------------------------------------------------------------
James H.    P.O. Box 9011             Director/  1999 to  Director and Executive Vice President, The        42 Funds       None
Bodurtha    Princeton, NJ 08543-9011  Trustee    present  China Business Group, Inc. since 1996;         61 Portfolios
            Age: 58                                       Chairman of Berkshire Holding Corporation
                                                          since 1980.
------------------------------------------------------------------------------------------------------------------------------------
Joe Grills  P.O. Box 9011             Director/  2002 to  Member of Committee on Investment of Employee     42 Funds     Kimco
            Princeton, NJ 08543-9011  Trustee    present  Benefit Assets of the Association for          61 Portfolios   Realty
            Age: 67                                       Financial Professionals since 1986.
------------------------------------------------------------------------------------------------------------------------------------
Herbert I.  P.O. Box 9011             Director/  1999 to  John M. Olin Professor of Humanities,             42 Funds       None
London      Princeton, NJ 08543-9011  Trustee    present  New York University since 1993.                61 Portfolios
            Age: 63
------------------------------------------------------------------------------------------------------------------------------------
Andre F.    P.O. Box 9011             Director/  1999 to  George Gund Professor of Finance and Banking,     42 Funds       None
Perold      Princeton, NJ 08543-9011  Trustee    present  Harvard Business School since 2000; Finance    61 Portfolios
            Age: 50                                       Area Chair since 1996.
------------------------------------------------------------------------------------------------------------------------------------


                                     28 & 29

                             Merrill Lynch Large Cap Core Fund, October 31, 2002

OFFICERS AND DIRECTORS/TRUSTEES (concluded)

                                                                                                           Number of       Other
                                                                                                        Portfolios in  Directorships
                                     Position(s)  Length                                                 Fund Complex     Held by
                                        Held      of Time                                                Overseen by      Director/
Name              Address & Age       with Fund   Served*  Principal Occupation(s) During Past 5 Years  Director/Trustee  Trustee
------------------------------------------------------------------------------------------------------------------------------------
Independent Directors/Trustees (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Roberta      P.O. Box 9011             Director/  1999 to  Shareholder, Modrall, Sperling, Roehl,          42 Funds      Cooper's,
Cooper Ramo  Princeton, NJ 08543-9011  Trustee    present  Harris & Sisk, P.A. since 1993.               61 Portfolios   Inc.;
             Age: 60                                                                                                     ECMC, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Robert S.    P.O. Box 9011             Director/  2002 to  Principal of STI Management since 1994;         42 Funds        None
Salomon, Jr. Princeton, NJ 08543-9011  Trustee    present  Director of Rye Country Day School            61 Portfolios
             Age: 66                                       since 2001.
------------------------------------------------------------------------------------------------------------------------------------
Melvin R.    P.O. Box 9011             Director/  2002 to  Director, Silbanc Properties, Ltd.(real         42 Funds        None
Seiden       Princeton, NJ 08543-9011  Trustee    present  estate, investment and consulting)            61 Portfolios
             Age: 72                                       since 1987.
------------------------------------------------------------------------------------------------------------------------------------
Stephen B.   P.O. Box 9011             Director/  2002 to  Chairman, Fernwood Advisors since 1996.         42 Funds      Interna-
Swensrud     Princeton, NJ 08543-9011  Trustee    present                                                61 Portfolios   tional
             Age: 69                                                                                                     Mobile
                                                                                                                         Communi-
                                                                                                                         cations,
                                                                                                                         Inc.
           -------------------------------------------------------------------------------------------------------------------------
           * The Director's/Trustee's term is unlimited. Directors/Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
------------------------------------------------------------------------------------------------------------------------------------

                                       Position(s) Length
                                          Held     of Time
Name              Address & Age        with Fund   Served*                Principal Occupation(s) During Past 5 Years
------------------------------------------------------------------------------------------------------------------------------------
Fund/Trust Officers
------------------------------------------------------------------------------------------------------------------------------------
Donald C.    P.O. Box 9011             Vice        1999 to     First Vice President of FAM and MLIM since 1997 and Treasurer thereof
Burke        Princeton, NJ 08543-9011  President   present     since 1999; Senior Vice President and Treasurer of Princeton Services
             Age: 42                   and                     since 1999; Vice President of FAMD since 1999; Vice President of FAM
                                       Treasurer               and MLIM from 1990 to 1997; Director of MLIM Taxation since 1990.
------------------------------------------------------------------------------------------------------------------------------------
Robert C.    P.O. Box 9011             Senior      1999        President of Global Chief Investment Officer of MLIM and member of
Doll, Jr.    Princeton, NJ 08543-9011  Vice        to present  the Executive Management Committee of ML & Co., Inc. since 2001;
             Age: 49                   President               Chief Investment Officer, Senior Vice President and Co-Head of MLIM
                                       and                     Americas from 1999 to 2001; Chief Investment Officer of Oppenheimer
                                       Portfolio               Funds, Inc. from 1987 to 1999 and Executive Vice President from 1991
                                       Manager                 to 1999.
------------------------------------------------------------------------------------------------------------------------------------
Linda J.     P.O. Box 9011             Vice        1999 to     Vice President and Chief Administrative Officer, Equities, of MLIM
Gardner      Princeton, NJ 08543-9011  President   present     since 1999; Manager of Equity Administration of Oppenheimer Funds,
             Age: 40                                           Inc. from 1991 to 1999.
------------------------------------------------------------------------------------------------------------------------------------
Susan B.     P.O. Box 9011             Secretary   2002 to     Director (Legal Advisory) of MLIM since 1999; Vice President of MLIM
Baker        Princeton, NJ 08543-9011              present     from 1993 to 1999; Attorney associated with MLIM since 1987.
             Age: 45
           -------------------------------------------------------------------------------------------------------------------------
           * Officers of the Fund serve at the pleasure of the Board of Directors/Trustees.
------------------------------------------------------------------------------------------------------------------------------------

Further information about the Fund's Officers and Directors/Trustees is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863


                                    30 & 31

[LOGO] Merrill Lynch Investment Managers

                                                              [GRAPHICS OMITTED]

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch Large Cap Core Fund of
Merrill Lynch Large Cap Series Funds, Inc.
Box 9011
Princeton, NJ
08543-9011

[RECYCLED LOGO] Printed on post-consumer recycled paper          #CAPCORE--10/02